SEI INSTITUTIONAL MANAGED TRUST
(the "Trust")

U.S. Fixed Income Fund

Supplement dated May 1, 2018
to the Class F Prospectus dated January 31, 2018, as amended April 19, 2018,
Class Y Prospectus dated January 31, 2018, as amended February 14, 2018 and
April 19, 2018 (each, a "Prospectus" and together, the "Prospectuses") and
Statement of Additional Information dated January 31, 2018, as amended
February 14, 2018 and April 19, 2018 (the "SAI")

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby supplemented to reflect the following information regarding the reorganization of the U.S. Fixed Income Fund into the Core Fixed Income Fund.

The Trust's Board of Trustees (the "Board") has determined that it is in the best interests of the U.S. Fixed Income Fund and its shareholders to reorganize the U.S. Fixed Income Fund into the Core Fixed Income Fund (each a "Fund" and together, the "Funds"), also a series of the Trust. The investment objective of the Funds is the same, which is to seek current income consistent with the preservation of capital. Also, the principal investment strategies of the two Funds are substantially similar. Accordingly, the Board has approved an Agreement and Plan of Reorganization (the "Plan of Reorganization") that would provide for the reorganization of the U.S. Fixed Income Fund into the Core Fixed Income Fund.

The Plan of Reorganization approved by the Board sets forth the terms by which the U.S. Fixed Income Fund will transfer its assets and liabilities to the Core Fixed Income Fund in exchange for shares of the Core Fixed Income Fund, and subsequently distribute those Core Fixed Income Fund shares to shareholders of the U.S. Fixed Income Fund (the "Reorganization"). After the Reorganization is consummated, shareholders of the U.S. Fixed Income Fund will become shareholders of the Core Fixed Income Fund. The Reorganization is intended to be tax-free, meaning that the U.S. Fixed Income Fund's shareholders will become shareholders of the Core Fixed Income Fund without realizing any gain or loss for federal income tax purposes.

Shareholder approval of the Reorganization is not required. Shareholders of the U.S. Fixed Income Fund will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Core Fixed Income Fund, compares the Core Fixed Income Fund's investment objective, strategies, expenses and risks to those of the U.S. Fixed Income Fund, and provides further details about the Reorganization. It is expected that the Reorganization will occur during the third quarter of 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1143 (5/18)